INCOME (LOSS) PER COMMON SHARE (Tables)	12 Months Ended
Dec. 31, 2014
INCOME (LOSS) PER COMMON SHARE
Schedule of the calculation for basic and diluted income per common share

	Year Ended December 31,
	2014	2013	2012
Numerator:
Net income (loss) attributable to Diplomat Pharmacy, Inc.	$4,776	$(26,120)	$(2,639)
Less: income attributable to preferred shareholders	458	—	—

Net income (loss) attributable to common shareholders.	$4,318	$(26,120)	$(2,639)
Denominator:
Weighted average common shares outstanding, basic	35,990,122	33,141,500	33,141,500
Weighted average dilutive effect of stock options and restricted stock awards	2,545,202	—	—

Weighted average common shares outstanding, diluted	38,535,325	33,141,500	33,141,500
Net income (loss) per share attributable to common shareholders:
Basic	$0.12	$(0.79)	$(0.08)
Diluted	$0.11	$(0.79)	$(0.08)